DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt

21.	DEBT

(in thousands of $)	2024	2023
Total debt, net of deferred finance charges	(1,452,255)	(1,216,730)
Less: Current portion of long-term debt and short-term debt	521,282	342,566
Long-term debt	(930,973)	(874,164)

The outstanding debt, gross of deferred finance charges, as of December 31, 2024 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2025	(247,975)	(278,966)	(526,941)
2026	(58,333)	(35,500)	(93,833)
2027	(58,333)	—	(58,333)
2028	(58,333)	—	(58,333)
2029	(358,333)	—	(358,333)
2030 and thereafter	(379,168)	—	(379,168)
Total	(1,160,475)	(314,466)	(1,474,941)
Deferred finance charges	20,203	2,483	22,686
Total debt net of deferred finance charges	(1,140,272)	(311,983)	(1,452,255)
(1) This relates to debt balance of our consolidated lessor VIE entity (note 5).

(in thousands of $)	2024	2023	Maturity date
Gimi facility (1)	(670,833)	(630,000)	March 2030
2021 Unsecured Bonds	(189,642)	(199,869)	October 2025
2024 Unsecured Bonds	(300,000)	—	September 2029
Golar Arctic facility (1)	—	(14,589)	October 2024
Subtotal (excluding lessor VIE debt)	(1,160,475)	(844,458)
CSSC VIE debt - FLNG Hilli facility	(314,466)	(396,125)	Repayable on demand/2026
Total debt (gross)	(1,474,941)	(1,240,583)
Less: Deferred finance charges	22,686	23,853
Total debt, net of deferred financing costs	(1,452,255)	(1,216,730)
Gimi facility

In 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion of the FLNG Gimi. As of December 31, 2024, we have fully drawn the available funds. The facility has a final balloon payment of $350.0 million due in 2030 and bears interest at SOFR plus a margin of 4.0% during the conversion phase, reducing to SOFR plus a margin of 3.0% post COD.

2021 Unsecured Bonds

In 2021, we closed our $300.0 million senior Unsecured Bonds in the Nordic bond market (“2021 Unsecured Bonds”). The 2021 Unsecured Bonds will mature in October 2025 and bear interest of 7.00% per annum.

In 2023,
•we repurchased $20.4 million of the 2021 Unsecured Bonds at prices ranging from par to an average price of 100.30% of par, for a total consideration of $21.1 million, inclusive of $0.6 million accrued interest. Consequently, we recognized a loss on debt extinguishment of $0.3 million in “Other financial items, net” in the consolidated statement of operations;
•following bondholders approval, we amended the terms of the 2021 Unsecured Bonds with effect from May 25, 2023 and removed restriction to pay distributions and introduced a $100.0 million free liquid assets incurrence test. In exchange, we paid a one-time consent fee of 3.75% of the nominal amount of the outstanding 2021 Unsecured Bonds or $5.2 million, which was treated as an additional debt discount and amortized through the interest expense, net line item of our consolidated statement of operations over the remaining term of the 2021 Unsecured Bonds; and
•we re-issued $61.1 million of the previously repurchased 2021 Unsecured Bonds, at an average price of 98.9% of par, for a total consideration of $61.0 million inclusive of $0.1 million accrued interest. Consequently, we recognized a net loss on re-issuance of $0.7 million in “Other financial items, net” in our consolidated statement of operations. The re-issuance did not result in an amendment to the terms of the outstanding 2021 Unsecured Bonds.

Contemporaneous with the closing of the 2024 Unsecured Bonds described below, we repurchased $10.3 million of the 2021 Unsecured Bonds at 101.25% of par, for a total consideration of $10.7 million, inclusive of $0.3 million accrued interest.

2024 Unsecured Bonds

In September 2024, we issued our $300.0 million senior unsecured bonds in the Nordic bond market (“2024 Unsecured Bonds”). The 2024 Unsecured Bonds mature in September 2029 and bear interest at 7.75% per annum. The net proceeds from the 2024 Unsecured Bonds will be used to fund existing debt maturities, capital expenditures and for general corporate purposes.

The terms of the 2021 and 2024 Unsecured Bonds grant us:
•an early redemption option to redeem the Unsecured Bonds for 100% of the nominal amount if it is required to gross up any withholding tax from any payments in respect of the Unsecured Bonds;
•early redemption call option to redeem all of some of the Unsecured Bonds at multiple dates throughout the four years term with pricing that reduces as the maturity date approaches;
•to purchase and hold the Unsecured Bonds and that such Unsecured Bonds may be retained, sold or cancelled at our sole discretion; and
•grants the bondholders a mandatory repurchase put option to require that that we repurchase some or all of the Unsecured Bonds for 101% of the Nominal Amount per bond – the put option is triggered by a change of control event, a de-listing event, a disposal event or a total loss event.

Golar Arctic facility

In October 2024, the Golar Arctic facility matured and the final balloon payment of $9.1 million was fully settled. Until its maturity and full repayment, the facility bore interest at SOFR plus a margin of 2.75%.

Lessor VIE debt

The following loan relates to the CSSC entity that we consolidate as a VIE. Although we have no control over the funding arrangement of this entity, we consider ourselves the primary beneficiary of this VIE and therefore are required to consolidate this loan facility into our financial results (note 5).

Facility	Effective from	SPV	Loan counterparty	Loan facility at inception (in $ millions)	Loan facility at December 31, 2024 (in $ millions)	Loan duration/maturity	Interest
Hilli	June 2018	Fortune Lianjing Shipping S.A.	CSSC entity	(840.0)	(96.1)	8 years non-recourse	SOFR plus margin(1)(2)
				(120.0)	(218.3)	Repayable on demand	Fixed rate(3)
(1) In 2023, we entered into the fourth side letter for FLNG Hilli’s sale and leaseback facility, incurring total fees of $6.3 million which have been deferred and amortized over the remaining term of the sale and leaseback facility (note 5).
(2) In 2023, the SPV, Fortune Lianjiang Shipping S.A., amended the interest-bearing facility, transitioning from LIBOR to SOFR.
(3) In 2024, the previously non-interest bearing loan with the CSSC entity began accruing interest at a fixed rate.
The vessel in the table above is secured as collateral against these long-term loans (note 29).

Debt restrictions

Certain of our debts are collateralized by vessel liens. The existing financing agreements impose certain operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, enter into mergers and acquisitions, purchase and sell vessels or distribute dividends. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in our debt agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets to liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. As of December 31, 2024, we were in compliance with all our covenants under our various loan agreements.